POWER OF ATTORNEY

I, the undersigned Officer and Trustee, on behalf of ING Investors Trust, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933, File No. 333-148626, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of February 11, 2008.

/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer and
Trustee

POWER OF ATTORNEY

I, the undersigned Officer and Trustee, on behalf of ING Investors Trust, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety and Shaun P.  Mathews, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933, File No. 333-148626, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of February 11, 2008.

/s/ Todd Modic
Todd Modic
Senior Vice President, Chief/Principal Financial
Officer and Assistant Secretary

POWER OF ATTORNEY

I, the undersigned Officer and Trustee, on behalf of ING Investors Trust, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933, File No. 333-148626, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of February 11, 2008.

/s/ John V. Boyer
John V. Boyer
Trustee

POWER OF ATTORNEY

I, the undersigned Officer and Trustee, on behalf of ING Investors Trust, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933, File No. 333-148626, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of February 11, 2008.

/s/ Patricia W. Chadwick
Patricia W. Chadwick
Trustee

POWER OF ATTORNEY

I, the undersigned Officer and Trustee, on behalf of ING Investors Trust, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933, File No. 333-148626, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of February 11, 2008.

/s/ J. Michael Earley
J. Michael Earley
Trustee

POWER OF ATTORNEY

I, the undersigned Officer and Trustee, on behalf of ING Investors Trust, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933, File No. 333-148626, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of February 11, 2008.

/s/ Colleen D. Baldwin
Colleen D. Baldwin
Trustee

POWER OF ATTORNEY

I, the undersigned Officer and Trustee, on behalf of ING Investors Trust, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933, File No. 333-148626, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of February 11, 2008.

/s/ Patrick W. Kenny
Patrick W. Kenny
Trustee

POWER OF ATTORNEY

I, the undersigned Officer and Trustee, on behalf of ING Investors Trust, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933, File No. 333-148626, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of February 11, 2008.

/s/ Robert W. Crispin
Robert W. Crispin
Trustee

POWER OF ATTORNEY

I, the undersigned Officer and Trustee, on behalf of ING Investors Trust, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933, File No. 333-148626, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of February 11, 2008.

/s/ Sheryl K. Pressler
Sheryl K. Pressler
Trustee

POWER OF ATTORNEY

I, the undersigned Officer and Trustee, on behalf of ING Investors Trust, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933, File No. 333-148626, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of February 11, 2008.

/s/ David W. C. Putnam
David W. C. Putnam
Trustee

POWER OF ATTORNEY

I, the undersigned Officer and Trustee, on behalf of ING Investors Trust, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933, File No. 333-148626, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of February 11, 2008.

/s/ Peter S. Drotch
Peter S. Drotch
Trustee

POWER OF ATTORNEY

I, the undersigned Officer and Trustee, on behalf of ING Investors Trust, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Theresa K. Kelety Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933, File No. 333-148626, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of February 11, 2008.

/s/ Roger B. Vincent
Roger B. Vincent
Chairman and Director/Trustee